SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 15, 2001

BARRA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-19690	94-2993326

(State or other jurisdiction of	[Commission File Number]	(I.R.S. Employer

incorporation or organization)		Identification Number)

2100 Milvia Street
Berkeley, California 94704-1113
(Address of principal executive offices)

(510) 548-5442
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

     On August 15, 2001, Barra, Inc. issued a press release announcing that the Board of Directors of Barra, Inc. approved the adoption of a Preferred Stock Rights Agreement. The press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)      Exhibits.

Exhibit 99.1	Barra, Inc. Press Release issued August 15, 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRA, INC
Date: August 24, 2001
	By:	/s/ Kamal Duggirala

Kamal Duggirala Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number

Exhibit 99.1	Barra, Inc. Press Release issued August 15, 2001.